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                                                                  Exhibit 23.8


                                    [LETTERHEAD OF
                       KPMG DEUTSCHE TREUHAND-GESELLSCHAFT AG]



                           CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "experts" and to the use of our report dated January 27, 1997, with respect to the financial statements of Autoliv GmbH, as of December 31, 1996, included in the Proxy Statement/Prospectus/Exchange Offer that is made a part of the Registration
Statement on Form S-4 of Autoliv, Inc. (Form S-4 No. 333-     ).


March 23, 1997


                              /s/ KPMG DEUTSCHE TREUHAND-GESELLSCHAFT AG